Leader Short Duration Bond Fund

Institutional Shares:	LCCIX
Investor Shares:	LCCMX
Class A Shares:	LCAMX
Class C Shares:	LCMCX

Leader Total Return Fund

Institutional Shares:	LCTIX
Investor Shares:	LCTRX
Class A Shares:	LCATX
Class C Shares:	LCCTX

Leader Floating Rate Fund

Institutional Shares:	LFIFX
Investor Shares:	LFVFX

each a series of Northern Lights Fund Trust

Supplement dated March 15, 2019 to the Prospectus and

Statement of Additional Information dated September 28, 2018

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The Board of Trustees (the “Board”) of Northern Lights Fund Trust (the “Trust”) has approved the reorganization (the “Reorganization”) of each of the Leader Short Duration Bond Fund, Leader Total Return Fund and Leader Floating Rate Fund (each an “Existing Fund”) into a corresponding new series of the Leader Funds Trust (each a “Survivor Fund”), to be managed by Leader Capital Corp., the investment adviser of the Existing Funds. A combined proxy statement/prospectus will be sent to each shareholder of record of the Existing Funds as of a record date that has not yet been determined. The closing of each Reorganization will be subject to approval by the applicable Existing Fund’s shareholders. The combined proxy statement/prospectus will describe in greater detail each Reorganization and the reasons that each Reorganization was approved by the Board, subject to shareholder approval. If approved by each Existing Fund’s shareholders, the closing of the Reorganizations is expected to occur in June 2019.

Each Existing Fund and its corresponding Survivor Fund will have the same investment objective, principal investment strategies and portfolio manager.

On the date of the Reorganization, shareholders who own shares of the Existing Fund will receive shares of the corresponding Survivor Fund. Prior to the Reorganization, each Existing Fund will continue to operate as described in its Prospectus and Statement of Additional Information, each dated September 28, 2018, as supplemented February 28, 2019, and will continue to accept investments from new and existing shareholders. If you have any questions about the Existing or Surviving Funds or the Reorganization, please call 1-800-711-9164.

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This Supplement and the existing Statement of Additional Information dated September 28, 2018, as supplemented February 28, 2019, provides relevant information for all shareholders and should be retained for future reference. The Statement of Additional Information has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling 1-800-711-9164.